Exhibit 99.8

Strongbridge Transaction Partner / Vendor Letter

Dear [Valued Partner / INSERT CUSTOMARY GREETING],

I am pleased to share some exciting news about the future of Strongbridge. Today, we announced that Xeris Pharmaceuticals will acquire Strongbridge to create an innovative leader in endocrinology and rare diseases.

We are taking this step because it will provide us with an opportunity to take our growth to the next level for the benefit of all our stakeholders. As you may know, Xeris is a pharmaceutical company delivering innovative solutions to simplify the experience of administering important therapies through a novel technology platform that enables ready-to-use, room-temperature stable formulations of injectable and infusible therapies. Importantly, Xeris shares our unrelenting focus on patients, and together we will have the scale and financial resources to accelerate our momentum, enhance our rare disease franchises, and better meet the unmet needs of those we serve.

Looking ahead, we expect the transaction to close early in the fourth quarter of 2021, subject to customary closing conditions, at which time the combined company will be called Xeris Biopharma Holdings, Inc. Until then, Xeris and Strongbridge remain independent companies and it is business as usual at Strongbridge. This means that your points of contact and existing contracts remain unchanged, and we look forward to working with you as we always have.

We value the role your organization plays in enabling Strongbridge to help the patients we serve improve their quality of life. As always, if you have any questions, please feel free to reach out to [me / your company contact].

Thank you for your continued partnership.

Sincerely,

NAME

TITLE, Strongbridge Biopharma

The announcement issued jointly by Xeris and Strongbridge under Rule 2.5 of the Irish Takeover Rules on May 24, 2021 (the “Rule 2.5 Announcement”) is available on Xeris’ website at www.xerispharma.com and on Strongbridge’s website at www.strongbridgebio.com.

Appendix I to the Rule 2.5 Announcement contains further details of the sources of information and bases of calculations set out in this communication. Appendix II to the Rule 2.5 Announcement contains definitions of certain expressions used in this communication.

NO OFFER OR SOLICITATION

This communication is for information purposes only and is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the Acquisition or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. In particular, this communication is not an offer of securities for sale into the United States. No offer of securities shall be made in the United States absent registration under the Securities Act of 1933, as amended, or pursuant to an exemption from, or in a transaction not subject to, such registration requirements. The Acquisition will be made solely by means of the Scheme Document (or, if applicable, the Takeover Offer Document), which will contain the full terms and conditions of the Acquisition, including details of how Strongbridge shareholders may vote in respect of the Acquisition.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

Strongbridge, Xeris and Holdco will prepare and will file with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 that will include a joint proxy statement of Strongbridge and Xeris and that also will constitute a prospectus with respect to the Holdco common stock to be issued pursuant to the Acquisition (the “Joint Proxy Statement”). The Joint Proxy Statement will also contain the Scheme Document and further information relating to the implementation of the Acquisition, the full terms and conditions of the Scheme, notices of the Strongbridge Meetings and the Xeris Shareholder Meeting (each as defined in the Transaction Agreement) and information on the Holdco common stock. Strongbridge and Xeris may also file other documents with the SEC regarding the Acquisition. Strongbridge and Xeris may also file other documents with the SEC regarding the Acquisition. This communication is not a substitute for the Joint Proxy Statement or any other document which Strongbridge, Xeris or Holdco may file with the SEC.

The Joint Proxy Statement, if and when filed, as well as Strongbridge’s and Xeris’ other public filings with the SEC, may be obtained without charge at the SEC’s website at www.sec.gov and, in the case of Strongbridge’s filings, at Strongbridge’s website at www.strongbridgebio.com and, in the case of Xeris’ filings, at Xeris’ website at www.xerispharma.com.

INVESTORS, STRONGBRIDGE SHAREHOLDERS AND XERIS SHAREHOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE ACQUISITION AND RELATED MATTERS.

Any vote in respect of resolutions to be proposed at the Strongbridge Meetings to approve the Acquisition, the Scheme or related matters, or other responses in relation to the Acquisition, should be made only on the basis of the information contained in the Joint Proxy Statement (including the Scheme Document). Similarly, any vote in respect of resolutions to be proposed at the Xeris Shareholder Meeting should be made only on the basis of the information contained in the Joint Proxy Statement.

PARTICIPANTS IN THE SOLICITATION

Strongbridge, Xeris, Holdco and their respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies from their respective shareholders in connection with the Acquisition. Information regarding the persons who may, under the rules of the SEC, be deemed to be participants in the solicitation of shareholders in connection with the Acquisition, including a description of their direct or indirect interests, which may be different from those of Strongbridge shareholders or Xeris shareholders generally, by security holdings or otherwise, will be set forth in the Joint Proxy Statement (which will contain the Scheme Document) and any other relevant documents that are filed or will be filed with the

SEC relating to the Acquisition. Information regarding Strongbridge’s directors and executive officers is contained in Strongbridge’s Annual Report on Form 10-K for the year ended December 31, 2020, filed with the SEC on March 3, 2021, and its Proxy Statement on Schedule 14A, dated and filed with the SEC on April 14, 2021. Information regarding Xeris’ directors and executive officers is contained in Xeris’ Annual Report on Form 10-K for the year ended December 31, 2020, filed with the SEC on March 9, 2021, and its Proxy Statement on Schedule 14A, dated and filed with the SEC on April 29, 2021. You may obtain free copies of these documents using the sources indicated above.

FORWARD-LOOKING STATEMENTS

This communication contains certain forward-looking statements with respect to a proposed transaction involving Strongbridge and Xeris, and Strongbridge’s, Xeris’ and/or the combined group’s estimated or anticipated future business, performance and results of operations and financial condition, including estimates, forecasts, targets and plans for Strongbridge and Xeris and, following the Acquisition, if completed, the combined group. The words “believe,” “expect,” “anticipate,” “project” and similar expressions, among others, generally identify forward-looking statements. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those indicated in the forward-looking statements. Such risks and uncertainties include, but are not limited to, the possibility that a possible acquisition will not be pursued, failure to obtain necessary shareholder or regulatory approvals or required financing or to satisfy any of the other conditions to the possible acquisition, the reaction of Xeris’ and Strongbridge’s shareholders to the proposed transaction, adverse effects on the market price of Strongbridge ordinary shares or Xeris common stock and on Strongbridge’s or Xeris’ operating results because of a failure to complete the Acquisition, failure to realize the expected benefits of the Acquisition, failure to promptly and effectively integrate Strongbridge’s businesses, negative effects relating to the announcement of the Acquisition or any further announcements relating to the Acquisition or the consummation of the Acquisition on the market price of Strongbridge ordinary shares or Xeris common stock, significant transaction costs and/or unknown or inestimable liabilities, the risk that any potential payment of proceeds pursuant to the CVR Agreement may not be distributed at all or result in any value to Strongbridge shareholders, potential litigation associated with the Acquisition, general economic and business conditions that affect the combined companies following the consummation of the Acquisition, the impact of the COVID-19 pandemic on Strongbridge’s or Xeris’ businesses or the combined businesses following the consummation of the Transaction, changes in global, political, economic, business, competitive, market and regulatory forces, future exchange and interest rates, changes in tax laws, regulations, rates and policies, future business acquisitions or disposals and competitive developments. These forward-looking statements are based on numerous assumptions and assessments made in light of Strongbridge’s or, as the case may be, Xeris’ experience and perception of historical trends, current conditions, business strategies, operating environment, future developments and other factors it believes appropriate. By their nature, forward-looking statements involve known and unknown risks and uncertainties because they relate to events and depend on circumstances that will occur in the future. The factors described in the context of such forward-looking statements in this communication could cause Xeris’ plans with respect to Strongbridge or Xeris, Strongbridge’s or Xeris’ actual results, performance or achievements, industry results and developments to differ materially from those expressed in or implied by such forward-looking statements. Although it is believed that the expectations reflected in such forward-looking statements are reasonable, no assurance can be given that such expectations will prove to have been correct and persons reading this communication are therefore cautioned not to place undue reliance on these forward-looking statements which speak only as at the date of this communication. Additional information about economic, competitive, governmental, technological and other factors that may affect Strongbridge is set forth in Item 1A, “Risk Factors,” in Strongbridge’s 2020 Annual Report on Form 10-K, which has been filed with the SEC, the contents of which are not incorporated by reference into, nor do they form part of, this communication. Additional information about economic, competitive, governmental, technological and other factors that may affect Xeris is set forth in Item 1A, “Risk Factors,” in Xeris’ 2020 Annual Report on Form 10-K, which has been filed with the SEC, the contents of which are not incorporated by reference into, nor do they form part of, this communication.

Any forward-looking statements in this communication are based upon information available to Strongbridge, Xeris, and/or their respective boards of directors, as the case may be, as of the date of this communication and, while believed to be true when made, may ultimately prove to be incorrect. Subject to any obligations under applicable law, none of Strongbridge, Xeris or any member of their respective boards of directors undertakes any obligation to update any forward-looking statement whether as a result of new information, future developments or otherwise, or to conform any forward-looking statement to actual results, future events, or to changes in expectations. All subsequent written and oral forward-looking statements attributable to Strongbridge, Xeris or their respective boards of directors or any person acting on behalf of any of them are expressly qualified in their entirety by this paragraph.

STATEMENT REQUIRED BY THE IRISH TAKEOVER RULES

The directors of Strongbridge accept responsibility for the information contained in this document. To the best of the knowledge and belief of the directors of Strongbridge (who have taken all reasonable care to ensure such is the case), the information contained in this document for which they respectively accept responsibility is in accordance with the facts and does not omit anything likely to affect the import of such information.

GENERAL

The release, publication or distribution of this communication in or into certain jurisdictions may be restricted by the laws of those jurisdictions, including any Restricted Jurisdictions. Accordingly, copies of this communication and all other documents relating to the proposed transaction are not being, and must not be, released, published, mailed or otherwise forwarded, distributed or sent in, into or from any such Restricted Jurisdictions. Persons receiving such documents (including, without limitation, nominees, trustees and custodians) should observe these restrictions. Failure to do so may constitute a violation of the securities laws of any such jurisdiction. To the fullest extent permitted by applicable law, the companies involved in the proposed transaction disclaim any responsibility or liability for the violations of any such restrictions by any person.